Prepaids and Other Current Assets, Net - Schedule of Inventories and Other Current Assets, Net (Detail) - USD ($) $ in Millions	Dec. 31, 2014	Dec. 31, 2013
Prepaid Expense and Other Assets, Current [Abstract]
Raw materials	$ 26.3
Finished goods	71.8	$ 1.2
Total Inventory	98.1	1.2
Refundable and prepaid income taxes	18.3	25.3
Prepaid rent	13.4	12.5
Prepaids and other current assets	42.5	21.7
Inventories and other current assets, net	$ 172.3	$ 60.7